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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                  July 23, 2002

                        Digital Descriptor Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-26604                23-2770048
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)



446 Lincoln Highway, Fairless Hills, Pennsylvania                19030-1316
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (267) 580-1075

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(Former Name or Former Address, if Changed Since Last Report)


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Item 6.  Resignations of Registrant's Directors

Garrett U. Cohn has resigned from the Digital Descriptor Systems, Inc. Board of Directors effective July 23, 2002 for personal reasons.


Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   July 29, 2002                    Digital Descriptor Systems, Inc.


/s/ Robert Gowell                         Chief Executive Officer and
---------------------------               Chairman of the Board, Director
Robert Gowell


/s/ Michael Pellegrino                    President and Chief Operating Officer
----------------------------              Director
Michael Pellegrino


/s/  Anthony Shupin                       Director
----------------------------
Anthony Shupin

/s/  Vincent Moreno                       Director
----------------------------
Vincent Moreno


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